UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2023

National Beverage Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14170	59-2605822
(Commission File Number)	(IRS Employer Identification No.)

8100 SW Tenth Street, Suite 4000
Fort Lauderdale, Florida	33324
(Address of Principal Executive Offices)	(Zip Code)

(954) 581-0922

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	FIZZ	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 6, 2023, National Beverage Corp. held its Annual Meeting of Shareholders. The following matters were voted upon at the meeting: (1) Election of one Class III Director for a term of three years; (2) non-binding advisory vote on executive compensation; and (3) non-binding advisory vote on the frequency of future executive compensation advisory votes.

With respect to these matters, (1) Mr. Nick A. Caporella was re-elected by a vote of 75,166,482 shares for and 14,290,070 shares withheld; (2) executive compensation was approved, by a non-binding advisory vote of 71,846,534 shares for, 17,471,699 shares against and 138,319 shares abstaining; and (3) the frequency of future, non-binding vote on executive compensation received votes of 72,492,549 shares for Three Years; 20,999 shares for Two Years; 16,836,680 shares for One Year; and 106,324 shares abstaining.

There were no broker non-votes with respect to the above proposals.

A majority of the votes cast by shareholders voted, on an advisory basis, to hold future advisory votes to approve executive compensation every three years. In line with this recommendation by our shareholders, our Board of Directors has decided that it will include an advisory shareholder vote on executive compensation in its proxy materials every three years until the next required advisory vote on the frequency of shareholder votes on executive compensation. The next advisory vote to approve executive compensation is required to occur no later than the Company’s 2026 Annual Meeting of Shareholders. The next advisory vote regarding the frequency of future executive compensation advisory votes is required to occur no later than the Company’s 2029 Annual Meeting of Shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Beverage Corp.
(Registrant)

By:	/s/ George R. Bracken
George R. Bracken
Executive Vice President – Finance

Date: October 10, 2023

EXHIBIT INDEX

104	Cover Page Interactive Data File (formatted as Inline XBRL)